GOLDMAN SACHS ETF TRUST

Goldman Sachs JUST U.S. Large Cap Equity ETF

(the “Fund”)

Supplement dated September 15, 2025 to the

Prospectus and Summary Prospectus,

each dated March 21, 2025, as supplemented to date

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the second sentence in the fifth paragraph under the “Summary—Principal Investment Strategies” section and in the seventh paragraph under the “Investment Management Approach—Principal Investment Strategies” section in the Fund’s Prospectus, as well as the second sentence in the fifth paragraph under the “Principal Investment Strategies” section in the Fund’s Summary Prospectus:

The Index is normally reconstituted annually in March and rebalanced in June, September and December (starting in 2026, November) on dates corresponding to the rebalance dates for the Reference Index.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EQTYETFREVSTK 09-25